UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 8, 2022
 Date of Report (Date of earliest event reported)

IPG PHOTONICS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33155 (Commission File No.)	04-3444218 (IRS Employer Identification No.)
50 Old Webster Road
Oxford, Massachusetts 01540
(Address of Principal Executive Offices, including Zip Code)

(508) 373-1100
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IPGP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 8, 2022, the Board of Directors (the “Board”) of IPG Photonics Corporation (the “Company”) amended and restated the Company’s amended and restated bylaws (as amended, the “Amended and Restated Bylaws”). In addition to certain technical, conforming and clarifying changes, these amendments include the following changes:

Advance Notice—Universal Proxy. The Amended and Restated Bylaws now incorporate the new universal proxy rule (Rule 14a-19) promulgated by the U.S. Securities and Exchange Commission (“SEC”) into the advance notice provisions applicable to director nominations. A new provision has been added to Section 3.12 of the Amended and Restated Bylaws to require a stockholder providing advance notice of director nominations to represent to the Company whether the stockholder will solicit proxies for its nominees under the universal proxy requirements of Rule 14a-19. Further, such stockholder shall be required to provide reasonable evidence, within 5 business days prior to the stockholder meeting, that it has met the universal proxy requirements of Rule 14a-19 and if a stockholder does not comply with the requirements of the SEC’s universal proxy rule, including soliciting at least 67% of the voting power of shares entitled to vote in the election of directors, the nomination will be disregarded.

Other Updates. The Amended and Restated Bylaws also include the following additional updates: (i) revisions relating to adjournment procedures for meetings of stockholders to address recent amendments to the Delaware General Corporation Law (“DGCL”), (ii) elimination of the requirement to make a stockholder list available for examination at meetings of stockholders as provided for by the recent DGCL amendments, and (iii) revisions to clarify the use of electronic notices and records in accordance with the DGCL.

The Amended and Restated Bylaws are effective November 8, 2022. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which is attached hereto as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
Exhibit 3.2	Amended and Restated Bylaws of IPG Photonics Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

IPG PHOTONICS CORPORATION

November 10, 2022	By:	/s/ Angelo P. Lopresti
Angelo P. Lopresti
Senior Vice President, General Counsel & Secretary